Exhibit 99.2


                               VOTING AGREEMENT


         THIS VOTING AGREEMENT (the "Agreement"), dated as of April 22, 2004, is entered into between DESIGNER APPAREL HOLDING COMPANY ("Parent") and the stockholders named on the signature pages hereto (each a "Stockholder" and collectively, the "Stockholders"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Merger Agreement.


                             W I T N E S S E T H:


         WHEREAS, Loehmann's Holdings Inc., a Delaware corporation (the "Company"), Parent and DAH Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"), pursuant to which Sub will be merged with and into the Company upon the terms and subject to the conditions set forth in the Merger Agreement with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the "Merger");

         WHEREAS, each Stockholder is the sole beneficial owner (including sole beneficial voting power) of the shares of Company Common Stock set forth opposite such Stockholder's name on the applicable signature page hereto (such Stockholder's "Existing Shares" and, together with any shares of Company Common Stock or other voting capital stock of the Company acquired by such Stockholder after the date hereof, such Stockholder's "Shares"); and

         WHEREAS, concurrently with the execution and delivery of the Merger Agreement and as a condition and inducement to Parent's willingness to enter into the Merger Agreement, each Stockholder has agreed to vote all of its Shares pursuant to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and in consideration of the mutual covenants and agreements contained herein and in the Merger Agreement and intending to be legally bound, the parties agree as follows:

         1. Voting of Shares. Until the termination of this Agreement in accordance with the terms hereof, each Stockholder hereby agrees that, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment or adjournments thereof, and in connection with any action of the stockholders of the Company taken by written consent, such Stockholder will:

         (a) appear in person or by proxy at each such meeting or otherwise cause the Shares beneficially owned by such Stockholder to be counted as present at such meeting for purposes of calculating a quorum; and

         (b) (i) unless Parent votes such Shares directly pursuant to the proxy granted in Section 2 hereof, vote (or cause to be voted) such Shares, in person or by proxy, or deliver a written consent with respect to such Shares, in favor of adoption of the Merger Agreement, approval of the Merger and any other action of the Company Stockholders requested in furtherance thereof;
(ii) unless Parent votes such Shares directly pursuant to the proxy granted in
Section 2 hereof, vote (or cause to be voted) such Shares, in person or by proxy, against, and not deliver any written consent with respect to such Shares in favor of (x) any action or agreement submitted for approval of the Company Stockholders that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement or of such Stockholder contained in this Agreement; and (y) any Acquisition Proposal or any other action, agreement or transaction submitted for approval to the Company Stockholders that is intended, or could reasonably be expected, to impede, interfere or be inconsistent with, delay, postpone, discourage or adversely affect the Merger or this Agreement, including: (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its Subsidiaries (other than the Merger); (B) a sale, lease or transfer of a material amount of assets of the Company or any of its Subsidiaries or a reorganization, recapitalization or liquidation of the Company or any of its Subsidiaries; (C) a material change in the policies or management of the Company; (D) an election of new members to the board of directors of the Company, except where the vote is cast in favor of the nominees of a majority of the existing directors; (E) any material change in the present capitalization or dividend policy of the Company or any amendment or other change to the Company Certificate of Incorporation or Company Bylaws; or (F) any other material change in the Company's corporate structure or business, unless, with respect to any of (A) through (F) above, Parent shall instruct such Stockholder in writing to vote in favor of, or deliver a consent with respect to, such actions.

         2. Proxy.

         2.1 Each Stockholder by this Agreement does hereby constitute and appoint Parent, or any nominee of Parent, with full power of substitution, during and for the Proxy Term (as hereinafter defined), as such Stockholder's true and lawful attorney and irrevocable proxy, for and in such Stockholder's name, place and stead, to vote each of such Shares as such Stockholder's proxy, at every meeting of the Company Stockholders or any adjournment thereof or in connection with any written consent of the Company Stockholders, or, as applicable, to instruct and direct DTC, Bear Stearns, Credit Suisse First Boston or any other holder of record of the Shares to vote its Shares or execute its proxy with respect to such Shares at every meeting of the Company Stockholders or any adjournment thereof or in connection with any written consent of the Company Stockholders, (i) in favor of adoption of the Merger Agreement, approval of the Merger and any other action of the Company Stockholders requested in furtherance thereof; (ii) against any action or agreement submitted for approval of the Company Stockholders that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement or of such Stockholder contained in this Agreement; and
(iii) against any Acquisition Proposal or any other action, agreement or transaction submitted for approval to the Company Stockholders that is intended, or could reasonably be expected, to impede, interfere or be inconsistent with, delay, postpone, discourage or adversely affect the Merger or this Agreement, including: (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its Subsidiaries (other than the Merger); (B) a sale, lease or transfer of a material amount of assets of the Company or any of its Subsidiaries or a reorganization, recapitalization or liquidation of the Company or any of its Subsidiaries; (C) a material change in the policies or management of the Company; (D) an election of new members to the board of directors of the Company, except where the vote is cast in favor of the nominees of a majority of the existing directors; (E) any material change in the present capitalization or dividend policy of the Company or any amendment or other change to the Company Certificate of Incorporation or Company Bylaws; or (F) any other material change in the Company's corporate structure or business, unless, with respect to any of (A) through (F) above, Parent shall determine to vote or consent in favor of such actions. Each Stockholder intends this proxy to be irrevocable and coupled with an interest during the Proxy Term and hereby revokes any proxy previously granted by such Stockholder with respect to such Stockholder's Shares.

         2.2 For purposes of this Agreement, "Proxy Term" shall mean the period from the execution of this Agreement until the earlier of (i) the date on which the Merger Agreement is terminated in accordance with its terms or
(ii) the Effective Time.

         3. Acknowledgment of Reliance. Each Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

         4. No Inconsistent Agreements. Each Stockholder hereby covenants and agrees that, except for this Agreement, such Stockholder (a) has not entered, and such Stockholder shall not enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to the Shares beneficially owned by such Stockholder and (b) has not granted, and such Stockholder shall not grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Shares beneficially owned by such Stockholder, other than the proxy granted pursuant to Section 2 hereof.

         5. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to Parent as follows:

         5.1 Authorization; Validity of Agreement; Necessary Action. Stockholder has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by Stockholder, and no other actions or proceedings on the part of Stockholder are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Stockholder and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of Stockholder, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general equity principles.

         5.2 Ownership. The Existing Shares are, and such Existing Shares and any additional Shares will be, beneficially owned by Stockholder. As of the date hereof, the number of shares of Company Common Stock owned by Stockholder is listed opposite Stockholder's name on the signature page hereto. As of the date hereof, the Existing Shares constitute all of the shares of Company Common Stock owned by or for which voting power or disposition power is held or shared by Stockholder or any of its affiliates (except for shares owned beneficially and of record by any affiliates of Stockholder that are parties to a Voting and Support Agreement with Parent in the form of this Agreement). For purposes of this Agreement, (i) "affiliates" shall mean persons controlled by, under the control of or under common control with Stockholder and, (ii) "control" of a person or entity shall mean the possession, directly or indirectly, of the power to direct the management and policies of such person or entity, whether through the ownership of voting securities, contract or otherwise. Stockholder has and will have at all times through the Effective Time sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Sections 1, 2, 4 and 6 hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Existing Shares and with respect to all of the Shares at the Effective Time, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. Stockholder has good and marketable title to the Existing Shares, free and clear of any security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on voting rights, charges and encumbrances of any nature whatsoever ("Liens"), and Stockholder will have good and marketable title to such Existing Shares and any additional Shares, free and clear of any Liens.

         5.3 No Violation. The execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of its obligations under this Agreement will not, (i) conflict with or violate any law, ordinance or regulation of any Governmental Entity applicable to Stockholder or by which any of its assets or properties is bound or (ii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or require redemption or repurchase of or otherwise require the purchase or sale of any securities, or result in the creation of any Lien on the properties or assets of Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder or any of its assets or properties is bound, except for any of the foregoing as would not, either individually or in the aggregate, prevent or materially delay or impair the ability of Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

         5.4 Consents and Approvals. The execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of its obligations under this Agreement will not, require Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity based on the law, ordinance or regulation of any applicable Governmental Entity, except for the filing of an amendment to Stockholder's Schedule 13D and for any of the foregoing as would not reasonably be expected, either individually or in the aggregate, prevent or materially delay or impair the ability of Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

         5.5 Absence of Litigation. As of the date hereof, there is no suit, action, investigation or proceeding pending or, to the knowledge of Stockholder, threatened against Stockholder before or by any Governmental Entity that could impair the ability of Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

         5.6 Absence of Agreements with the Company. There are no existing Agreements or arrangements between Stockholder or any of its affiliates, on one hand, or the Company or any of its Subsidiaries, on the other hand, relating to the Shares beneficially owned by Stockholder or any other securities of or investment in the Company.

         6. Covenants of the Stockholders. Each Stockholder hereby covenants and agrees as follows:

         6.1 While this Agreement is in effect, and except as expressly contemplated hereby, not to sell, transfer, pledge, encumber, assign, distribute, gift or otherwise dispose of (collectively, a "Transfer") or enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with the Company or any other person or entity or enter into any contract, option or other arrangement or understanding with respect to any Transfer (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise) of, any of the Existing Shares beneficially owned by Stockholder, any Shares acquired by Stockholder after the date hereof, any securities exercisable or exchangeable for or convertible into Company Common Stock, any other capital stock of the Company or any interest in any of the foregoing with any person or entity.

         6.2 In case of a stock dividend or distribution, or any change in Company Common Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction.

         6.3 During the term of this Agreement it shall not, and shall not authorize any of its representatives to, and shall not permit any of its representatives to, directly or indirectly, (a) solicit, initiate or encourage, or take any other action to facilitate, the submission of any Acquisition Proposal or any proposal with respect to any matter described in
Section 6.1 hereof or (b) participate in or encourage any discussion or negotiations regarding, or furnish to any person or entity any non-public information with respect to, or take any other action to facilitate any inquiries or the making of, any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal; provided, however, that beginning on the date as of which the Company has delivered to Parent written notice as described in Section 5.5(c)(ii)(B) of the Merger Agreement (the "Superior Proposal Notice") and ending when the Company no longer has the right to terminate the Merger Agreement pursuant to Section 7.1(d)(ii) of the Merger Agreement, upon prior written notice to Parent, Stockholder may furnish information and enter into discussions with the person making the Superior Proposal (as defined in the Merger Agreement) giving rise to the delivery of the Superior Proposal Notice. Stockholder agrees immediately to cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any possible Acquisition Proposal or any matter described in Section 6.1, and Stockholder will take all necessary steps to inform its respective representatives of the obligations undertaken by Stockholder pursuant to this Section 6.3.

         6.4 While this Agreement is in effect, it shall notify Parent promptly (and in any event within one business day) in writing of (i) the number of any additional Shares acquired by Stockholder, if any, after the date hereof and (ii) any such inquiries or proposals that are received by, any such information which is requested from, or any such negotiations or discussions that are sought to be initiated or continued with, Stockholder with respect to any matter described in Section 6.1 or 6.3.

         6.5 Stockholder will not take any action which would have the effect of preventing or disabling Stockholder from performing its obligations under this Agreement.

         7. Miscellaneous.

         7.1 Termination. Sections 1, 2, 4 and 6 of this Agreement, and any proxy granted pursuant to Section 2, shall terminate upon the earlier of (i) the date on which the Merger Agreement is terminated in accordance with its terms or (ii) the Effective Time. Nothing in this Section 7 shall relieve or otherwise limit any party of liability for breach of this Agreement.

         7.2 Stop Transfer Order. In furtherance of this Agreement, each Stockholder shall and hereby does authorize and instruct the Company to instruct its transfer agent to enter a stop transfer order with respect to all of the Existing Shares beneficially owned by such Stockholder and all Shares acquired by such Stockholder after the date hereof.

         7.3 Further Assurances. From time to time, at the other party's request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement and the Merger Agreement.

         7.4 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Stockholder's Shares. All rights, ownership and economic benefits of and relating to each Stockholder's Shares shall remain vested in and belong to such Stockholder, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct such Stockholder in the voting of any of its Shares, except as otherwise provided herein.

         7.5 Expenses. All costs and expenses (including legal fees) incurred in connection with this Agreement shall be paid by the party incurring such expenses.

         7.6 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or delivered by an overnight courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         (a) if to Parent to:

                  Designer Apparel Holding Company
                  c/o Crescent Capital Investments, Inc.
                  Attn.:  David P. Crosland
                  75 Fourteenth Street
                  24th Floor
                  Atlanta, Georgia 30309
                  Telephone No.:  (404) 920-9002
                  Facsimile No.:  (404) 920-9001

                  with a copy to:

                  King & Spalding LLP
                  191 Peachtree Street
                  Atlanta, GA  30303
                  Attention: Kathryn M. Furman
                  Facscimile: (404) 572-5146

         (b) if to a Stockholder, to the address listed next to such Stockholder's name on the applicable signature page hereto.

         7.7 Interpretation. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No provision of this Agreement shall be construed to require Parent, any Stockholder or any of their respective Subsidiaries or affiliates to take any action which would violate any applicable Law. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Merger Agreement.

         7.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         7.9 Entire Agreement. This Agreement (together with the Merger Agreement, to the extent referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         7.10 Governing Law; Jurisdiction. All disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated by this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to its rules of conflict of laws. Parent and each Stockholder hereby irrevocably and unconditionally consents to submit to the sole and exclusive jurisdiction of the courts of the State of Delaware for any litigation arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated by this Agreement (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the courts of the State of Delaware and agrees not to plead or claim in any court of the State of Delaware that such litigation brought therein has been brought in any inconvenient forum. Each of the parties hereto hereby irrevocably waives the right to a trial by jury.

         7.11 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         7.12 Specific Performance. Each of the parties acknowledges and agrees that the other party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other party shall be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which it may be entitled, at or in equity.

         7.13 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

         7.14 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations of any party hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. This Agreement is not intended to confer upon any person or entity other than the parties hereto any rights or remedies hereunder.

                     [SIGNATURE PAGE TO VOTING AGREEMENT]

         IN WITNESS WHEREOF, the parties have signed or have caused this Agreement to be signed by their respective officers or other authorized persons thereunto duly authorized as of the date first above written.

                                             DESIGNER APPAREL HOLDING COMPANY


                                             By:  /s/ David P. Crosland
                                                  ----------------------------
                                             Name:  David P. Crosland
                                             Title: President

                               VOTING AGREEMENT

                          Counterpart Signature Page




         IN WITNESS WHEREOF, the undersigned Stockholder has signed or has caused this Agreement to be signed by its respective officers or other authorized persons thereunto duly authorized as of the date first written above.


              Number of Shares                 ALPINE ASSOCIATES, L.P.
              beneficially owned:
              1,845,100                        By:  Eckert Corporation
                                               Its: General Partner

                                               By:  /s/ Todd Mason
                                                    --------------------
                                               Name:  Todd Mason
                                               Title: Vice President

              Address for notices:             Alpine Associates, L.P.
                                               Attn:  Todd Mason
                                               100 Union Ave.
                                               Cresskill, New Jersey 07626

                               VOTING AGREEMENT

                          Counterpart Signature Page


         IN WITNESS WHEREOF, the undersigned Stockholder has signed or has caused this Agreement to be signed by its respective officers or other authorized persons thereunto duly authorized as of the date first written above.


                       Number of Shares            ALPINE PARTNERS, L.P.
                       beneficially owned:
                       246,080                     By:  Eckert Corporation
                                                   Its: General Partner

                                                   By:  /s/ Todd Mason
                                                        ------------------
                                                   Name:  Todd Mason
                                                   Title: Vice President

                       Address for notices:        Alpine Partners, L.P.
                                                   Attn:  Todd Mason
                                                   100 Union Ave.
                                                   Cresskill, New Jersey 07626

                               VOTING AGREEMENT

                          Counterpart Signature Page



         IN WITNESS WHEREOF, the undersigned Stockholder has signed or has caused this Agreement to be signed by its respective officers or other authorized persons thereunto duly authorized as of the date first written above.


                Number of Shares               ALPINE ASSOCIATES OFFSHORE FUND
                beneficially owned:            LTD.
                20,390

                                               By:  /s/ Todd Mason
                                                    -----------------------
                                               Name:  Todd Mason
                                               Title: Vice President

                Address for notices:           Alpine Associates Offshore Fund
                                               Ltd.
                                               Attn:  Todd Mason
                                               100 Union Ave.
                                               Cresskill, New Jersey 07626

                               VOTING AGREEMENT

                          Counterpart Signature Page




         IN WITNESS WHEREOF, the undersigned Stockholder has signed or has caused this Agreement to be signed by its respective officers or other authorized persons thereunto duly authorized as of the date first written above.


                Number of Shares                 PALISADES PARTNERS, L.P.
                beneficially owned:
                88,548                           By:  /s/ Gordon A. Uehling
                                                      ------------------------
                                                 Name:  Gordon A. Uehling
                                                 Title: General Partner

                Address for notices:             Palisades Partners, L.P.
                                                 Attn:  Todd Mason
                                                 100 Union Ave.
                                                 Cresskill, New Jersey 07626